                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            C U R R E N T   R E P O R T

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 14, 1997
                                                --------------------


                              CALIBER SYSTEM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                        0-10716                  34-1365496
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


                     3925 Embassy Parkway, Akron, Ohio 44333
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                    (Address of principal executive offices)



Registrant's telephone number, including area code       (330) 665-5646
                                                   -----------------------

Caliber System, Inc. Form 8-K

                         INFORMATION REQUIRED IN REPORT

Item 5.  Other Events
---------------------

The Registrant's news release dated July 14, 1997, a copy of which is attached hereto as Exhibit 99, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)    Exhibits.

       99        Caliber System, Inc. News Release dated July 14, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                   CALIBER SYSTEM, INC.
                                         --------------------------------------
                                                       REGISTRANT


Date:      July 14, 1997                 By: /s/ John E. Lynch
       ------------------------             -----------------------------------
                                            John E. Lynch, Jr.
                                            Vice President, General Counsel and
                                            Secretary

                                  EXHIBIT INDEX

Exhibit No.                                 Description
-----------                                 -----------

    99              Caliber System, Inc. News Release dated July 14, 1997.